As filed with the Securities and Exchange
                         Commission on August 28, 2008

                                                              File Nos. 33-34001
                                                                        811-6068

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 29                 X

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                     OF 1940

                               Amendment No. 29                         X


                   ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

                    Registrant's Telephone Number, including
                            Area Code: (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                                    Suite 350
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on August 29, 2008 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph(a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIXED-INCOME SHARES


 PROSPECTUS | AUGUST 29, 2008


 AllianceBernstein Fixed-Income Shares

Government STIF Portfolio


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents



                                                           Page
SUMMARY INFORMATION.......................................   4
RISKS SUMMARY.............................................   8
FEES AND EXPENSES OF THE PORTFOLIO........................   9
INVESTING IN THE PORTFOLIO................................  10
  How to Buy Shares.......................................  10
  How to Sell Shares......................................  10
  Frequent Purchases and Redemptions of Portfolio Shares..  10
  How the Portfolio Values Its Shares.....................  10
MANAGEMENT OF THE PORTFOLIO...............................  11
DIVIDENDS, DISTRIBUTIONS AND TAXES........................  12
GENERAL INFORMATION.......................................  13
FINANCIAL HIGHLIGHTS......................................  14

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about the Government STIF Portfolio of AllianceBernstein(R) Fixed-Income Shares (the "Fund"). The Government STIF Portfolio (the "Portfolio") is offered exclusively to institutional clients of AllianceBernstein L.P. (the "Adviser"), including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). The Summary describes the Portfolio's objective, investment strategies, principal risks, and fees. You will find additional information about the Portfolio after this Summary.

PERFORMANCE INFORMATION
This summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Portfolio by showing how the Portfolio's performance changed from year to year over the life of the Portfolio.


                                  PLEASE NOTE
  The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.



                    ANOTHER IMPORTANT THING FOR YOU TO NOTE
  An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in the Portfolio. As a money market fund, the Portfolio has low risk, but typically has a lower return than a riskier investment. In other words, you should get a higher return if your investment has more risk. For your information, money market funds generally, but not always, are less risky than stock and bond funds.


This Summary lists the principal risks for the Portfolio followed by an explanation of these risks. Generally, the Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk and, to a lesser extent, credit risk.

                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities market generally will cause the Portfolio's yield to decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.

                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the yield and value of fixed-income securities. A decline in interest rates will cause a decrease in the Portfolio's yield. An increase in interest rates typically results in a decrease in the value of fixed-income securities. Because the Portfolio invests only in short-term fixed-income securities and seeks to maintain a stable net asset value of $1.00, it is unlikely that changes in interest rates will affect the value of your investment.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government. The Portfolio's exposure to credit risk is low because it invests primarily in U.S. Government securities.


General

.. The Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 111 mutual funds.


.. References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of the Portfolio's investments.

                     (This page intentionally left blank.)

Government STIF Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES:
The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity.

The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Government STIF Portfolio invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. In addition, the Portfolio invests in the following securities:

.. repurchase agreements related to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

..  when-issued securities.

Certain of the Portfolio's investments, although classified as U.S. Government securities, are not guaranteed or insured by the U.S. Treasury. These securities include securities issued by the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

PRINCIPAL RISKS:


..Interest Rate Risk   .Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The following table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the period ended December 31, 2007)



                                                      Since
                                             1 Year Inception*
                  --------------------------------------------
                  Government STIF Portfolio   5.11%    5.14%
                  --------------------------------------------



* Inception date: 12/13/2006.

You may obtain the most current seven-day yield information of the Portfolio by calling 888-324-5060 (Option 7) or your financial intermediary.



BAR CHART
--------------------------------------------------------------------------------

Through June 30, 2008, the year-to-date unannualized return for the Portfolio's shares was 1.38%.


                                    [CHART]

 1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
 ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
 n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a    5.11%

Calendar Year End (%)


Best quarter was up 1.30%, 2nd quarter, 2007; and Worst quarter was up 1.14%, 4th quarter, 2007.

RISKS SUMMARY
--------------------------------------------------------------------------------

INTEREST RATE RISK
Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of an investment in the Portfolio.

CREDIT RISK

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's investments include U.S. Government securities or related repurchase agreements, which means that it has minimal credit risk.


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price.

MANAGEMENT RISK
The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its decisions will produce the intended results.

FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of the Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from the Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment) None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)


                          Annual Portfolio Operating Expenses
                          ------------------------------------
                          Management Fees            0.00%
                          ------------------------------------
                          Other Expenses:
                          ------------------------------------
                            Transfer Agent           0.00%
                          ------------------------------------
                            Other Expenses           0.03%
                          ------------------------------------
                          Total Other Expenses       0.03%
                          ------------------------------------



EXAMPLES

The Examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                                 1 Year     $3
                                 -------------
                                 3 Years   $10
                                 -------------
                                 5 Years   $17
                                 -------------
                                 10 Years  $39
                                 -------------

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY SHARES
Shares of the Portfolio are offered exclusively to institutional clients of the Adviser, including the AllianceBernstein mutual funds. The Portfolio will be used, among other purposes, as a sweep vehicle for daily available cash balances of such clients.

Other Purchase Information
Purchases of the Portfolio's shares will be made only in full shares. The Portfolio may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.



Clients may purchase shares of the Portfolio if they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

There is no subsequent minimum investment required to maintain your account.

HOW TO SELL SHARES
Investors may "redeem" shares on any day the New York Stock Exchange ("Exchange") is open. Redemption requests for Portfolio shares are effected at the next-determined net asset value ("NAV"), after the Portfolio receives your sales request in proper form. A redemption request received prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. Shares of the Portfolio will be held by institutional clients of the Adviser. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

Other
Purchases and redemptions in the Portfolio will be executed at 4:00 p.m., Eastern time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by AllianceBernstein Investor Services, Inc. ("ABIS"), the Portfolio's transfer agent, by that time for the Portfolio on that day.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AllianceBernstein mutual funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 share, the Portfolio is not an effective vehicle for short-term trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.


HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's net asset value, or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, on the Portfolio business day (i.e., each weekday exclusive of days the Exchange or banks are closed for business). To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2008 totaling over $717 billion (of which approximately $96 billion represented assets of investment companies). As of June 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 37 registered investment companies managed by the Adviser, comprising 111 separate investment portfolios, with approximately 4.2 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. The Portfolio does not pay a management fee for the Adviser's investment advisory services. A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended April 30, 2008.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein mutual funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein mutual funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein mutual fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio's net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors).

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.


Portfolio Holdings. The Fund's Statement of Additional Information (SAI) includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm for the Portfolio, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                      Income from Investment Operations                Less Dividends and Distributions
                               ------------------------------------------------ ----------------------------------------------
                                             Net Realized
                     Net Asset    Net     and Unrealized Gain   Net Increase    Dividends
                      Value,   Investment      (Loss) on      (Decrease) in Net  from Net
Fiscal Year or       Beginning   Income       Investment      Asset Value from  Investment Distributions from Net Asset Value,
Period               of Period (Loss) (a)  Transactions (b)      Operations       Income   Net Realized Gains  End of Period
------------------------------------------------------------------------------------------------------------------------------

Government STIF
 Portfolio
4/30/07 to 4/30/08     $1.00     $0.04           $0.00              $0.04         $(0.04)        $0.00             $1.00
12/13/06(d) to
 4/30/07                1.00      0.02            0.00               0.02          (0.02)         0.00              1.00



                                                                 Ratios/Supplemental Data
                                         ---------------------------------------------------------------------
                                                         Ratio to Average Net Assets of:
                                                         ----------------------------
                                                                                               Ratio of Net
                      Total Investment     Net Assets       Expenses,       Expenses,    Investment Income (Loss)
Fiscal Year or       Return Based on Net  End of Period  Net of Waivers/ Before Waivers/      to Average Net
Period                 Asset Value (c)   (000's omitted) Reimbursements  Reimbursements           Assets
-----------------------------------------------------------------------------------------------------------------

Government STIF
 Portfolio
4/30/07 to 4/30/08          4.40%          $ 1,791,494        0.03%           0.03%                4.16%
12/13/06(d) to              1.99
 4/30/07                                     1,147,235        0.06(e)         0.07(e)              5.14(e)

--------
(a)Based on average shares outstanding.

(b)Amount is less than $0.005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Commencement of operations.

(e)Annualized.

For more information about the Portfolio, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.


..  Statement of Additional Information

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolio by contacting the Adviser:


By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information and Literature:
           (800) 227-4618


Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolio are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You may find more information about the Adviser on the Internet at: www.AllianceBernstein.com. The Portfolio's shareholder reports and the SAI are not available through the Internet since the Portfolio is only available to institutional clients of the Adviser.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


File No. 811-6068

  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                    [GRAPHIC]




                                                                  PRO-0110-0808

[ALLIANCEBERNSTEIN LOGO]

                                     ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.
                                             Government STIF Portfolio

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                               August 29, 2008

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated August 29, 2008, of AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") that offers the shares of the Government STIF Portfolio (the "Portfolio") of the Fund (the "Prospectus"). Financial Statements for the Fund for the period ended April 30, 2008 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Description of the Fund.....................................................
Investment Objective and Policies...........................................
Investment Restrictions.....................................................
Management of the Portfolio.................................................
Expenses of the Fund........................................................
Purchase and Redemption of Shares...........................................
Daily Dividends-Determination of Net Asset Value............................
Taxes.......................................................................
Portfolio Transactions......................................................
General Information.........................................................
Financial Statements and Report of Independent Registered Public
Accounting Firm.............................................................
Appendix A - Commercial Paper and Bond Ratings...............................A-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

     AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") is an open-end investment company. The Government STIF Portfolio (the "Portfolio") is described by the Prospectus that is supplemented by this SAI. The Fund changed its name from Alliance Institutional Reserves, Inc. to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003, and from AllianceBernstein Institutional Reserves, Inc. to AllianceBernstein Fixed-Income Shares, Inc. effective February 24, 2006.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

     The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Portfolio's investment portfolio will not exceed 90 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7. The Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved.

                                     General
                                     -------

     The Portfolio will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. Dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolio's adviser, AllianceBernstein L.P. (the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolio invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Government STIF Portfolio, as applicable, may not invest more than five percent of its assets in the securities of any one issuer other than the U.S. Government, its agencies and instrumentalities.

                               Portfolio Policies
                               ------------------

     Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.



     The Portfolio normally invests substantially all of its assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.


     The Portfolio's investments may include the following:

     1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, are supported only by the credit of the agency or instrumentality.

     2. Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

                         Additional Investment Policies
                         ------------------------------

     The following investment policies supplement those set forth above for the Portfolio.

Repurchase Agreements
---------------------

     A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is not greater than 397 days as currently required by Rule 2a-7. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Reverse Repurchase Agreements
-----------------------------

     The Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities
----------------------

     The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but the Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

Illiquid Securities
-------------------

     The Portfolio will limit its investments in illiquid securities to no more than 10% of its net assets, or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended ("Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Lending of Portfolio Securities
-------------------------------

     The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the "Commission"), such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

     The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

     The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Investments in Other Investment Companies
-----------------------------------------

     The Portfolio may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

General
-------

     While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to the Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

     As a matter of fundamental policy, the Portfolio may not:

     1. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     2. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

     3. make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

     4. purchase or sell real estate except that they may dispose of real estate acquired as a result of the ownership or securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

     5. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts; or

     6. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     As a matter of fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.(1)

----------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.

--------------------------------------------------------------------------------

                           MANAGEMENT OF THE PORTFOLIO

--------------------------------------------------------------------------------

The Adviser
-----------

     The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (See "Management of the Portfolio" in the Prospectus).

     The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2008, totaling approximately $717 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2008, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.2% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


     As of June 30, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.7% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.0% in the Adviser. As of June 30, 2008, SCB Partners, Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board of Directors. The Advisory Agreement provides that the Adviser or an affiliate will furnish the Fund with office facilities.

     Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser controls the word "AllianceBernstein" in the name of the Fund, and if the Adviser should cease to be the investment manager to the Fund and the Fund may be required to change its name to delete the word "AllianceBernstein".

     The Advisory Agreement became effective on May 3, 2006. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined in the 1940 Act, at meetings called for the purpose and held on May 2-3, 2006.


     The Advisory Agreement provides that it shall remain in effect for two years and continue in effect thereafter only if its continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional term by the Board of Directors, including a majority of the Directors who are not "interested persons" of such parties, as defined in the 1940 Act, at their meetings held on October 30 - November 1, 2007.


     Pursuant to the Advisory Agreement, the Adviser receives no compensation in connection with the management of the Portfolio; consequently, the Fund did not pay management fees for the Portfolio during the Fund's fiscal period ended April 30, 2008.


     Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Managed Dollar Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                               PORTFOLIOS
                             PRINCIPAL                         IN FUND
                             OCCUPATION(S)                     COMPLEX       OTHER
NAME, ADDRESS*, AGE          DURING PAST                       OVERSEEN      DIRECTORSHIPS
(YEAR ELECTED**)             5 YEARS                           BY DIRECTOR   HELD BY DIRECTOR
----------------             -------                           -----------   ----------------
INTERESTED DIRECTOR
-------------------

Marc O. Mayer,***            Executive Vice President of the        97       SCB Partners Inc.
1345 Avenue of the           Adviser since 2000 and Chief                    and SCB Inc.
Americas,                    Investment Officer of Blend
New York, NY 10105           Solutions since June 2008.
50                           Previously, Executive Managing
(2006)                       Director of AllianceBernstein
                             Investments, Inc. ("ABI") since
                             2003; prior thereto, he was
                             head of AllianceBernstein
                             Institutional Investments, a
                             unit of the Adviser from
                             2001-2003. Prior thereto, Chief
                             Executive Officer of Sanford C.
                             Bernstein & Co., LLC
                             (institutional research and
                             brokerage arm of Bernstein &
                             Co. LLC) ("SCB & Co.") and its
                             predecessor since prior to
                             2003.

DISINTERESTED DIRECTORS
-----------------------

Chairman of the Board

William H. Foulk, Jr., +,    Investment Adviser and an              99       None
#                            Independent Consultant. He was
75                           formerly Senior Manager of
(1990)****                   Barrett Associates, Inc., a
                             registered investment adviser,
                             with which he had been
                             associated since prior to 2003.
                             He was formerly Deputy
                             Comptroller and Chief
                             Investment Officer of the State
                             of New York and, prior thereto,
                             Chief Investment Officer of the
                             New York Bank for Savings.

John H. Dobkin, #            Consultant. Formerly, President        97       None
66                           of Save Venice, Inc.
(1993)****                   (preservation organization)
                             from 2001- 2002; Senior Advisor
                             from June 1999 - June 2000 and
                             President of Historic Hudson
                             Valley (historic preservation)
                             from December 1989 - May 1999.
                             Previously, Director of the
                             National Academy of Design
                             during 1988-1992, Director and
                             Chairman of the Audit Committee
                             of AllianceBernstein
                             Corporation ("AB Corp.")
                             (formerly, Alliance Capital
                             Management Corporation).

Michael J. Downey, #         Private Investor since January         97       Asia Pacific
64                           2004. Formerly, managing                        Fund, Inc., The
(2006)                       partner of Lexington Capital,                   Merger Fund and
                             LLC (investment advisory firm)                  Prospect
                             from December 1997 until                        Acquisition Corp.
                             December 2003. Prior thereto,                   (financial
                             Chairman and CEO of Prudential                  services)
                             Mutual Fund Management from
                             1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX           97       Intel Corporation
72                           Technology (semi-conductors)                    (semi-conductors)
(2006)                       and of SRC Computers Inc., with                 and Cirrus Logic
                             which he has been associated                    Corporation
                             since prior to 2003.                            (semi-conductors)

Nancy P. Jacklin, #          Formerly, U.S. Executive               97       None
60                           Director of the International
(2006)                       Monetary Fund (December 2002 -
                             May 2006); Partner, Clifford
                             Chance (1992 - 2002); Sector
                             Counsel, International Banking
                             and Finance, and Associate
                             General Counsel, Citicorp (1985
                             - 1992); Assistant General
                             Counsel (International),
                             Federal Reserve Board of
                             Governors (1982 - 1985); and
                             Attorney Advisor, U.S.
                             Department of the Treasury
                             (1973 - 1982). Member of the
                             Bar of the District of Columbia
                             and New York; and member of the
                             Council on Foreign Relations.

Marshall C. Turner, Jr., #   Formerly, Chairman and CEO of          97       Xilinx, Inc.
66                           Dupont Photomasks, Inc.                         (programmable
(2006)                       (components of semi-conductor                   logic
                             manufacturing), 2003 - 2005,                    semi-conductors)
                             and President and CEO, 2005 -                   and MEMC
                             2006, after the company was                     Electronic
                             renamed Toppan Photomasks, Inc.                 Materials, Inc.
                                                                             (semi-conductor
                                                                             and solar cell
                                                                             substrates)

Earl D. Weiner, #            Of Counsel, and Partner prior          97       None
69                           to January 2007, of the law
(2007)                       firm Sullivan & Cromwell LLP;
                             member of ABA Federal
                             Regulation of Securities
                             Committee Task Force on Fund
                             Director's Guidebook, member of
                             Advisory Board of Sustainable
                             Forestry Management Limited.


----------

* The address for the Portfolio's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Fund's Directors.
*** Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of AB Corp.
**** Director of the Fund since date indicated. The Fund's Portfolio was not created until December 2006.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

     The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.

     The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal period.


     The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met five times during the Fund's most recently completed fiscal period.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of the Portfolio's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause
(vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolio under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal period.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal period.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                       AGGREGATE DOLLAR
                               DOLLAR RANGE            RANGE OF EQUITY
                               OF EQUITY               SECURITIES IN THE
                               SECURITIES IN           ALLIANCEBERNSTEIN
                               THE FUND AS OF          FUND COMPLEX AS OF
                               DECEMBER 31, 2007+      DECEMBER 31, 2007
                               ------------------      -----------------

Marc O. Mayer                       None                 Over $100,000
John H. Dobkin                      None                 Over $100,000
Michael J. Downey                   None                 Over $100,000
William H. Foulk, Jr.               None                 Over $100,000
D. James Guzy                       None                 $50,001-$100,000
Nancy P. Jacklin                    None                 Over $100,000
Marshall C. Turner, Jr.             None                 Over $100,000
Earl D. Weiner                      None                 Over $100,000

----------
+ The Government STIF Portfolio of the Fund is offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser.

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*        POSITION(S) HELD         PRINCIPAL OCCUPATION
AND AGE               WITH FUND                DURING PAST 5 YEARS
-------               ---------                -------------------

Marc O. Mayer,        President and Chief      See biography above.**
50                    Executive Officer

Philip L. Kirstein,   Senior Vice President    Senior Vice President and
63                    and Independent          Independent Compliance Officer of
                      Compliance Officer       the AllianceBernstein Funds,**
                                               with which he has been associated
                                               since October 2004. Prior
                                               thereto, he was Of Counsel to
                                               Kirkpatrick & Lockhart, LLP from
                                               October 2003 to October 2004, and
                                               General Counsel of Merrill Lynch
                                               Investment Managers, L.P. since
                                               prior to March 2003.

Raymond J. Papera,    Senior Vice President    Senior Vice President of the
52                                             Adviser,** with which he has been
                                               associated since prior to 2003.

Maria Cona,           Vice President           Vice President of the Adviser,**
53                                             with which she has been
                                               associated since prior to 2003.

Edward Dombrowski,    Vice President           Assistant Vice President of the
30                                             Adviser,** with which he has been
                                               associated since prior to 2003.

John Giaquinta,       Vice President           Assistant Vice President of the
44                                             Adviser,** with which he has been
                                               associated since prior to 2003.

Emilie D. Wrapp,      Secretary                Senior Vice President, Assistant
52                                             General Counsel and Assistant
                                               Secretary of ABI,** with which
                                               she has been associated since
                                               prior to 2003.

Joseph J. Mantineo,   Treasurer and Chief      Senior Vice President of ABIS,**
49                    Financial Officer        with which he has been associated
                                               since prior to 2003. Thomas R.
                                               Manley, Controller Vice President
                                               of the 57 Adviser,** with which
                                               he has been associated since
                                               prior to 2003.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal period ended April 30, 2008, the aggregate compensation paid to each of the Directors during calendar year 2007 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                          Total Number of
                                                               Total Number of            Investment Portfolios
                                                               Registered Investment      in the
                                                               Companies in the           AllianceBernstein
                                          Total Compensation   AllianceBernstein          Fund Complex
                                          From the             Fund Complex,              Including the Fund
                          Aggregate       AllianceBernstein    Including the Fund as      as to which the
                          Compensation    Fund Complex,        to which the Director is   Director is a Director
Name of Director          from the Fund   Including the Fund   a Director or Trustee      or Trustee
----------------          -------------   ------------------   ------------------------   ----------------------

Marc O. Mayer                 $0                 $0                 34                         97
John H. Dobkin            $2,540           $241,700                 34                         97
Michael J. Downey         $2,290           $226,300                 34                         97
William H. Foulk, Jr.     $4,268           $443,600                 36                         99
D. James Guzy             $2,290           $226,300                 34                         97
Nancy P. Jacklin          $2,290           $226,300                 34                         97
Marshall C. Turner, Jr.   $2,290           $225,700                 34                         97
Earl D. Weiner            $2,363           $226,900                 34                         97



     As of August 4, 2008, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(2)

----------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Agreement
----------------------

     The Fund has entered into a Distribution Agreement (the "Agreement") with AllianceBernstein Investments, Inc. the Fund's principal underwriter ("ABI"), which has its principal offices at 1345 Avenue of the Americas, New York, New York, 10105. The Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to revenues and expenses of ABI will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration the distribution expenses (if any) incurred with respect to the Portfolio.

     The Agreement remains in effect from year to year with respect to shares of the Portfolio, provided, however, that such continuance with respect to the Portfolio is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons" of such parties, as defined in the 1940 Act, of any such party (other than as Directors of the Fund). Most recently, the Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not "interested persons" of such parties as defined in the 1940 Act, at their meetings held on October 30 - November 1, 2007.


     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph. The Agreement may be terminated
(a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice. The Agreement will terminate automatically in the event of its assignment.


     ABI does not receive fees in connection with the distribution of the Portfolio; consequently, the Fund did not pay distribution fees for the Portfolio during the Fund's fiscal year ended April 30, 2008.

Transfer Agency Agreement
-------------------------

     ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, receives a minimum transfer agency fee per month for shares of the Fund, plus reimbursement for out-of-pocket expenses. ABIS registers the transfer, issuance, and redemption of shares of the Fund and disburses dividends and other distributions to Fund shareholders. For the fiscal year ended April 30, 2008, the Government STIF Portfolio paid ABIS $950 pursuant to the Transfer Agency Agreement.

--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

     Shares of the Portfolio are offered exclusively to certain institutional clients of the Adviser, including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). Institutional clients may purchase shares of the Portfolio provided they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.

     There is no subsequent minimum investment required to maintain your account. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares in response to conditions in the securities markets or for other reasons.

     In order to open your account, the Fund is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     An order for the purchase of shares of the Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:00 p.m., (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m., (Eastern time) on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States Dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------

               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

     All net income of the Portfolio is determined at 4:00 p.m., (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed.

     The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 4:00 p.m., (Eastern time). The net asset value per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

--------------------------------------------------------------------------------

                                      TAXES

--------------------------------------------------------------------------------

     The Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes. If the Portfolio did not maintain its qualification as a regulated investment company, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would also be taxable income to the extent of the Portfolio's earnings and gains.

     As discussed above, the Adviser does not receive a fee from the Portfolio for providing investment advisory services. The Fund has received an opinion from Seward & Kissel LLP, based on certain assumptions and representations, that this fee arrangement should not prevent the dividends paid by the Portfolio from qualifying for the dividends-paid deduction under section 561 of the Code. Investors should be aware that there is no assurance that the Internal Revenue Service will concur with this position and an opinion of counsel is not binding on the Internal Revenue Service. If the Internal Revenue Service successfully challenged this position, then the dividends paid by the Portfolio could be considered "preferential dividends" within the meaning of section 562(c) of the Code , and this would likely result in the Portfolio not qualifying as a regulated investment company with the consequences described above.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a minimum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

     Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal year ended April 30, 2008, the Portfolio incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

     The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

     The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

     The Portfolio is a series of AllianceBernstein Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law.

     The authorized capital stock of the Fund currently consists of 32,500,000,000 shares of Prime STIF Portfolio and 32,500,000,000 shares of Government STIF Portfolio. Shares of the Prime STIF Portfolio are not currently offered. All shares of the Government STIF Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares would be governed by the 1940 Act and Maryland law.

     As of the close of business on August 4, 2008, there were 1,585,950,031 shares of common stock of the Fund outstanding, including 1,585,950,031 shares of the Government STIF Portfolio. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 4, 2008.


Name and Address                            No. of Shares         % of Class
----------------                            -------------         ----------

Government STIF Portfolio
-------------------------

AB Pooling Portfolio Short Duration          113,617,970             7.16%
Bond
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802

AB Pooling Portfolio Intermediate            245,062,087            15.45%
Duration Bond
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802

ACM Income Fund                               98,289,515             6.20%
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802

SCB Intermediate Duration                     85,621,143             5.40%
Institutional Portfolio
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802

AB International Value                       156,057,986             9.84%
8000 IH 10 W Fl. 4
San Antonio, TX  78230-3802


     Custodian and Accounting Agent. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York, 10036 has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of the Fund for the fiscal year ended April 30, 2008 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on July 2, 2008. This report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                        COMMERCIAL PAPER AND BOND RATINGS

--------------------------------------------------------------------------------

"Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Commercial paper issuers rated "A" by Standard & Poor's Rating Services ("Standard & Poor's") have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

Commercial paper rated "F1" by Fitch Ratings is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment, with "F1+" denoting an exceptionally strong assurance. "F2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

SK 00250 0157 889819 v2

                                     PART C
                                OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Articles of Incorporation of the Registrant dated March 22, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

               (2) Certificate of Correction to Articles of Incorporation of the Registrant dated June 21, 1990 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

               (3)  Articles Supplementary of the Registrant dated July 17, 1992
                    - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 1997.

               (4) Articles of Amendment of the Registrant dated June 2, 1998 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

               (5)  Articles Supplementary of the Registrant dated June 2, 1998
                    - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

               (6)  Articles of Amendment of the Registrant dated June 25, 1998
                    - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 26, 1998.

               (7) Articles Supplementary of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

               (8) Articles of Amendment of the Registrant dated December 6, 1999 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

               (9)  Articles Supplementary of the Registrant dated July 19, 2000
                    - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2001.

               (10) Articles Supplementary of the Registrant dated November 6,
                    2000 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 22, 2000.

               (11) Certificate of Correction to Articles of Incorporation of
                    the Registrant dated November 29, 2000 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

               (12) Articles Supplementary of the Registrant dated February 1,
                    2001 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to Registrant's Registrant Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

               (13) Articles of Amendment of the Registrant dated August 26,
                    2003 - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 24 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 29, 2003.

               (14) Articles of Amendment of the Registrant dated February 24,
                    2006 - Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

               (15) Articles Supplementary of the Registrant dated February 24,
                    2006 - Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

               (16) Amended and Restated Articles of Incorporation of the
                    Registrant dated February 24, 2006 - Incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (c)  Not Applicable.

          (d) (1) Advisory Agreement between the Registrant and Alliance Capital Management L.P., amended February 1, 2001 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.

               (2) Form of Advisory Agreement between the Registrant(for the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein L.P.(formerly known as Alliance Capital Management L.P.) - Incorporated by reference to Exhibit
                    (d)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (e) (1) Distribution Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., amended February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.

               (2) Form of Distribution Agreement between the Registrant (for the Prime STIF Portfolio and Government STIF Portfolio)and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.)
                    - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (f)  Not applicable.

          (g) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (h) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) - Incorporated by reference to Exhibit (h) to Post Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

          (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j) Consent of the Independent Registered Public Accounting Firm - Filed herewith.

          (k)  Not applicable.

          (l)  Not applicable.

          (m)  See Exhibit (e).

          (n)  Not applicable.

          (o)  Reserved.

          (p)  Not applicable (Money Market Fund).

          Other Exhibits:

               Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

ITEM 24.       Persons Controlled by or under Common Control with the Fund.

               Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in
               Exhibit 22 to the Registration Statement on Form S-1 under the Securities Act of 1933 of The Equitable Holding Companies Incorporated (Registration No. 33-48115).

ITEM 25.       Indemnification

               It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement, and Section 9 of the Distribution Agreement, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, as set forth below.

          Article EIGHTH of the Registrant's Articles of Incorporation provide as follows:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
          (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
          (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

     The Distribution Agreement between the Registrant and AllianceBernstein Investments, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

     The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Agreement between Registrant and AllianceBernstein Investments , Inc., respectively, and each of which are incorporated by reference herein.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.       Business and Other Connections of Investment Adviser.

                    The descriptions of AllianceBernstein L.P. under the caption
               "The Adviser" in the Prospectus and "Management of the Portfolios" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                    The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

Item 27.       Principal Underwriters

               (a) AllianceBernstein Investments, Inc. ("ABI") acts as the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Health Care Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

               (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                            POSITIONS
                              POSITIONS AND                 AND OFFICES
NAME                          OFFICES WITH UNDERWRITER      WITH REGISTRANT
----                          ------------------------      ---------------

Directors
---------

Marc O. Mayer                 Executive Managing Director

Mark R. Manley                Director

Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Officers
--------

Marc O. Mayer                 Executive Managing Director   President and
                                                            Chief Executive
                                                            Officer

Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment
                              Officer

Gerald M. Lieberman           President
                              and Chief Operating Officer

Richard A. Davies             Executive Vice President
                              & Managing Director

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and     Assistant Secretary
                              Assistant General Counsel

Emilie D. Wrapp               Senior Vice President,        Secretary
                              Assistant General Counsel
                              and Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Steven R. Barr                Senior Vice President
                              and Assistant Secretary

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President
                              and Assistant Treasurer

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President
                              and Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and
                              Treasurer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Albert J. Angelus             Vice President

Jire J. Baran                 Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Chris Boeker                  Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Beth P. Bruen                 Vice President

Brian Buehring                Vice President

Anthony J. Busacca, Jr.       Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Christopher C. Cavanagh       Vice President

Tobin W. Chakeen              Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Emily A. Chien                Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Kimberly A. Collins (Gorub)   Vice President

Peter T. Collins              Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

John D. Curry                 Vice President

Walter F. Czaicki             Vice President

John M. D'Agostino            Vice President

Brett E. Dearing              Vice President

Aaron E. Deedon               Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Ronald G. Dietrich            Vice President

Joseph A. DiMauro             Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Stacia B. Eyerly-Hatfield     Vice President

Hollie G. Fagan               Vice President

Antonio Fernandez Gutierrez   Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Kevin T. Gang                 Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Mark C. Glatley               Vice President

Brian P. Hanna                Vice President

John G. Hansen                Vice President

Shannon R. Harkins            Vice President

Terry L. Harris               Vice President

Michael S. Hart               Vice President

Daniel R. Hemberger           Vice President

Eric M. Hirschfeld            Vice President

Melanie M. Hoppe              Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Oscar J. Isoba                Vice President

Marcelo G. Isuani             Vice President

Kumar Jagdeo II               Vice President

Nivan Jaleeli                 Vice President

Matthew L. Joki               Vice President

Kevin D. Kelly                Vice President

Russell J. Kiefer             Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Scott M. Krauthamer           Vice President

David J. Kubik                Vice President

Jeanmarie M. LaBonte          Vice President

Jeffrey J. Lamb               Vice President

Lauris S. Lambergs            Vice President

Christopher J. Larkin         Vice President

Anita Y. Lee                  Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Colleen S. Lorence            Vice President

Edward R. Lupo                Vice President

Joanne B. Mack                Vice President

Jennifer L. Magill            Vice President

George J. Manning             Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Danielle F. Marx              Vice President

Shannon M. Massey             Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Shaun C. McDonald             Vice President

Craig S. McKenna              Vice President

Safia B. Mehta                Vice President

Bart D. Miller                Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Jason S. Muntner              Vice President

Jesse R. Murphy               Vice President

Sharon E. Murphy              Vice President

Robert D. Nelms               Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Alexandria N. Novak           Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kimchu Perrington             Vice President

Leo J. Peters IV              Vice President

Melanie L. Petsch             Vice President

Thomas C. Pfeifer             Vice President

Andreas Pfunder               Vice President

Neal B. Picker                Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Jessie A. Reich               Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Lauryn A. Rivello             Vice President

Patricia A. Roberts           Vice President

Francis W. Ross               Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Thomas E. Sawyer              Vice President

Kristin M. Seabold            Vice President

William D. Shockley           Vice President

Joy R. Seijas                 Vice President

Stuart L. Shaw                Vice President

Praveen K. Singh              Vice President

Karen Sirett                  Vice President

Elizabeth M. Smith            Vice President

Gerald B. Smith               Vice President

Laurie L. Snively             Vice President

Daniel L. Stack               Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Kelly P. Sudovar              Vice President

Scott M. Tatum                Vice President

John A. Taylor                Vice President

Nancy D. Testa                Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Keri-Ann S. Toritto           Vice President

Laura L. Tocchet              Vice President

Louis L. Tousignant           Vice President

Elizabeth K. Tramo            Vice President

James R. Van Deventer         Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Cory A. Weiser                Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Stephen M. Woetzel            Vice President

Joanna Wong                   Vice President

Tao T. Wu                     Vice President

Joseph Abate                  Assistant Vice President

Kandice L. Abraham            Assistant Vice President

John M. Adams                 Assistant Vice President

Kimberly D. Alfano            Assistant Vice President

Constantin L. Andreae         Assistant Vice President

DeAnna D. Beedy               Assistant Vice President

Roy C. Bentzen                Assistant Vice President

Brandon W. Born               Assistant Vice President

Scott A. Brown                Assistant Vice President

Judith A. Chin                Assistant Vice President

Robyn L. (Cohen) Barger       Assistant Vice President

David E. Condon               Assistant Vice President

Robert M. Couzzo              Assistant Vice President

Christine M. Crowley          Assistant Vice President

Jamila Dalia                  Assistant Vice President

Lauren B. Danziger            Assistant Vice President

Daniel A. Dean                Assistant Vice President

Nina M. DeLeon                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Kilie A. Donahue              Assistant Vice President

Bradford P. Doninger          Assistant Vice President

Brian M. Dunkin               Assistant Vice President

Diana Eriksen                 Assistant Vice President

Jessica M. Fernandez          Assistant Vice President

Robert A. Fiorentino          Assistant Vice President

Andrew W. Frevert             Assistant Vice President

Jose R. Garcia                Assistant Vice President

Julie E. Gerstmayr            Assistant Vice President

Michele J. Giangrande         Assistant Vice President

Stephanie Y. Giaramita        Assistant Vice President

Adam J. Gilbert               Assistant Vice President

Raniero J. Gimeno             Assistant Vice President

Cecilia N. Gomes              Assistant Vice President

Stefanie M. Gonzalez          Assistant Vice President

Friederike Grote              Assistant Vice President

John J. Gulino                Assistant Vice President

Kelly P. Guter-Sudafer        Assistant Vice President

Junko Hisamatsu (Cox)         Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Grace Huaman                  Assistant Vice President

Gregg L. Jones                Assistant Vice President

Junko Kimura                  Assistant Vice President

Stephen J. Laffey             Assistant Vice President      Assistant Secretary
                              and Counsel

Jayson W. Leisenring          Assistant Vice President

Jonathan M. Liang             Assistant Vice President

Brian C. Lynch                Assistant Vice President

Mark J. Maier                 Assistant Vice President

Matthew J. Malvey             Assistant Vice President

Francesco Martello            Assistant Vice President

Russell B. Martin             Assistant Vice President

David G. Mitchell             Assistant Vice President

Christina A. Morse            Assistant Vice President      Assistant Secretary
                              and Counsel

Jennifer A. Mulhall           Assistant Vice President

Isabella Nunes                Assistant Vice President

Ian J. O'Brien-Rupert         Assistant Vice President

Margaret G. O'Neill           Assistant Vice President

Brian W. Paulson              Assistant Vice President

Ling Shan E. Phua             Assistant Vice President

Vinod B. Pittampalli          Assistant Vice President

Damien J. Porras              Assistant Vice President

Joseph J. Proscia             Assistant Vice President

Mark A. Quarno                Assistant Vice President

Marc S. Reed                  Assistant Vice President

Maria C. Ricci                Assistant Vice President

Jennifer R. Rolf              Assistant Vice President

Kristin M. Sammon             Assistant Vice President

Catherine D. Sanders          Assistant Vice President

Justin S. Scheckner           Assistant Vice President

Kristi F. Smith               Assistant Vice President

Orlando Soler                 Assistant Vice President

Matthew M. Stebner            Assistant Vice President

Logan S. Tamres               Assistant Vice President

Christopher R. Thabet         Assistant Vice President

William Tohme                 Assistant Vice President

Ellen Tobin                   Assistant Vice President

Damaris Torres                Assistant Vice President

Kayoko Umino                  Assistant Vice President

Laurence Vandecasteele        Assistant Vice President

Jennifer L. Vos               Assistant Vice President

Kellie L. Weil                Assistant Vice President

Johnathan D. Wilkinson        Assistant Vice President

Martin J. Zayac               Assistant Vice President

Thomas M. Zottner             Assistant Vice President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

               (c)  Not applicable.

ITEM 28.       Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Investor Services, Inc. P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices ofState Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.       Management Services.

               Not applicable.

ITEM 30.       Undertakings.

               Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of August, 2008.

                                    ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.


                                              By: Marc O. Mayer*
                                                  --------------
                                                  Marc O. Mayer
                                                  President

     Pursuant to the requirements of the Securities Act of l933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                          TITLE                    Date
---------                          -----                    ----

1) Principal
   Executive Officer

   Marc O. Mayer*                  President                August 28, 2008

2) Principal Financial and
   Accounting Officer

   /s/ Joseph J. Mantineo          Treasurer and            August 28, 2008
   ----------------------          Chief Financial
     Joseph J. Mantineo            Officer

Directors:

   Marc O. Mayer*
   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*
   D. James Guzy*
   Nancy P. Jacklin*
   Marshall C. Turner, Jr.*
   Earl D. Weiner*

*By: /s/ Emilie D. Wrapp                                    August 28, 2008
     -------------------
         Emilie D. Wrapp
        (Attorney-in-Fact)

                                INDEX TO EXHIBITS




Exhibit No.         Description of Exhibits
-----------         -----------------------

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public Accounting Firm

Other Exhibits      Powers of Attorney





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